1940 Act File No. 811-22926

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]	Preliminary proxy statement.
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive proxy statement.
[ ]	Definitive additional materials.
[ ]	Soliciting material pursuant to Section 240.14a-12

INNOVATOR ETFS TRUST II
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]            Fee paid previously with preliminary materials.

[ ]            Check box if any part of the fee is offset as provided by Exchange Act Rule-0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY MATERIALS

Innovator Lunt Low Vol/High Beta Tactical ETF
(formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)

Innovator S&P High Quality Preferred ETF
(formerly, Elkhorn S&P High Quality Preferred ETF)

Series of

Innovator ETFs Trust II
(formerly, Elkhorn ETF Trust)

Dear Shareholder:

I am writing to let you know that a Joint Special Meeting of Shareholders (the “Meeting”) of the Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF) and the Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF) (each, a “Fund” and together, the “Funds”), series of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Trust”), will be held at the offices of [____________________], on [_________], 2018, at [__] a.m., Central time. The purpose of the Meeting is to vote on three proposals (each, a “Proposal” and together, the “Proposals”) that affect your Fund and your investment. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund. This package contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Proposal 1.	To approve a new investment management agreement between Innovator Capital Management, LLC (“Innovator”) and the Trust, on behalf of each Fund.

Proposal 2.	To approve an investment sub-advisory agreement among Innovator, Penserra Capital Management LLC and the Trust, on behalf of each Fund.

Proposal 3.	To elect four (4) Trustees to the Board of Trustees for the Trust.

The Proposals are described in greater detail in the enclosed Joint Proxy Statement.

The Board of Trustees unanimously recommends that you vote FOR each Proposal.

Voting is quick and easy. Everything you need is enclosed. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, [___________] (the “Proxy Solicitor”), may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting in person. If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor at [________]. Representatives are available to assist you Monday through Friday, [__] a.m. to [__] p.m. Eastern Time.

Very truly yours,

/s/ Benjamin T. Fulton
Benjamin T. Fulton Chairman of the Board of Trustees Chief Executive Officer and President of the Trust _________, 2018

Innovator ETFs Trust II
(formerly, Elkhorn ETF Trust)

120 North Hale Street, Suite 200

Wheaton, Illinois 60187

Important Information for Fund Shareholders

___________, 2018

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)

(each, a “Fund” and collectively, the “Funds”)

While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals in the Questions & Answers (“Q&A”) below. The Q&A contains limited information. It should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Joint Proxy Statement.

Questions and Answers:

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are being asked to vote on the following important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement for your Fund.

Elkhorn Investments, LLC (“Elkhorn Investments”) served as your Fund’s investment adviser pursuant to an investment management agreement that expired by its terms on March 31, 2018. At an in-person meeting of the Board of the Trustees (the “Board”) of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Trust”) held on March 30, 2018, the Board, including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted unanimously to approve an interim investment management agreement between Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Trust, on behalf of your Fund, in reliance on Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which Innovator replaced Elkhorn Investments as the investment adviser to your Fund, effective as of April 1, 2018. At an in-person meeting of the Board held on April 10, 2018, the Board unanimously approved a new investment management agreement between the Adviser and the Trust, on behalf of your Fund, subject to shareholder approval. The new investment management agreement will become effective as to your Fund only if it is approved by the shareholders of your Fund.

(2) Approval of an Investment Sub-Advisory Agreement for your Fund.

At an in-person meeting of the Board held on March 30, 2018, the Board unanimously approved an interim investment sub-advisory agreement among Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”), Innovator and the Trust in reliance on Rule 15a-4 of the 1940 Act, pursuant to which Penserra will manage your Fund’s assets under the supervision of the Adviser and the Board, effective as of April 1, 2018. At an in-person meeting of the Board held on April 10, 2018, the Board voted unanimously to approve an investment sub-advisory agreement among Penserra, Innovator and the Trust, on behalf of your Fund, subject to shareholder approval. The investment sub-advisory agreement will become effective as to your Fund only if it is approved by the shareholders of your Fund.

i

(3) Election of Trustees to the Board.

You are also being requested to vote on a proposal to elect four new Trustees: Mark Berg, H. Bruce Bond, Joe Stowell and Brian J. Wildman (each, a “Nominee” and collectively, the “Nominees”). The election of the new Board is contingent upon the new investment management agreement being approved by the shareholders of at least one of the Funds. The current Trustees are each expected to serve until the Nominees, who will serve as their successors, are elected, qualified and serving as Trustees. More information about these Board changes is provided in the Joint Proxy Statement under Proposal 3.

Your Fund’s Board unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or to obtain the vote on each issue. Your immediate response will prevent the inconvenience of further solicitations for a shareholder vote.

Q.	How will the new investment management agreement and the investment sub-advisory agreement affect my Fund investment?

A.

Your Fund investment will not change as a result of the new investment management agreement and the investment sub-advisory agreement. You will still own the same Fund shares and the underlying value of those shares will not change. The Adviser and the Sub-Adviser will manage your Fund according to the same objectives and policies as before.

Q.	Why am I being asked to approve a new investment management agreement with a new adviser?

A.

The prior investment management agreement expired by its terms on March 31, 2018. In order to ensure the continued management of each Fund’s assets following the expiration of the prior investment management agreement, the Board approved an interim and a new investment management agreement with Innovator. The new investment management agreement is subject to your approval.

Q.	Will there be any important differences between my Fund’s new investment management agreement and the prior agreement?

A.	No. The terms of the new and prior investment management agreements are substantially identical for your Fund other than the identity of the Adviser, the effective date and the initial term.

Q.	Will there be any changes in the services provided or fees paid by my Fund under the new investment management agreement and the investment sub-advisory agreement?

A.

Under the new investment management agreement, the Adviser will provide investment advisory services to each Fund on substantially identical terms and for the same fees that were in effect pursuant to the prior investment management agreement. The Adviser will retain the Sub-Adviser under the investment sub-advisory agreement to manage the Funds under the supervision of the Adviser and the Board. The Funds will continue to be managed in accordance with their current investment objectives if the new investment management agreement and the investment sub-advisory agreement are approved by shareholders. The management fees payable by each Fund have not changed. Under the investment sub-advisory agreement, your Fund does not pay a sub-advisory fee directly to the Sub-Adviser. Rather, the Adviser pays the Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Fund. The investment management fee borne by your Fund will not change if the investment sub-advisory agreement is approved.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement and the investment sub-advisory agreement?

A.

If shareholders of a Fund do not approve the new investment management agreement and the investment sub-advisory agreement, then the interim investment management agreement and the interim investment sub-advisory agreement with respect to that Fund will terminate 150 days following termination of the prior investment management agreement. The terms of the interim investment management agreement are the same as those of the prior investment management agreement and the terms of the new investment management agreement, except for the identity of the Adviser and the effective date and the duration of the agreement. The interim investment sub-advisory agreement contains similar required provisions with respect to the payment of compensation to the Sub-Adviser. If shareholders of a Fund do not approve the new investment management agreement and the investment sub-advisory agreement within the term of the interim investment management agreement and the interim investment sub-advisory agreement, respectively, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, without limitation, the liquidation of that Fund.

Q.	Is the approval of one proposal contingent on the approval of any other proposals?

A.

The approval of Proposal 2 (relating to an investment sub-advisory agreement) for a Fund is contingent on the approval of Proposal 1 (relating to a new investment management agreement) for that Fund. The approval of Proposal 3 (relating to the election of new Trustees) is contingent on the approval of Proposal 1 with respect to at least one of the Funds. The approval of Proposal 1 is not contingent on the approval of the other Proposals.

Q.	How does the Board recommend that I vote on the proposals?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR each proposal.

Q.	Whom do I call if I have questions?

A.	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call [_____________], your Fund’s proxy solicitor, at [(___) _______].

Q.	Will my Fund pay for this proxy solicitation?

A.	No. The Adviser will bear all costs and expenses associated with the preparation, printing and mailing of the Joint Proxy Statement, the solicitation of proxy votes and holding the meetings.

Q.	How do I vote my shares?

A.

You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number found on your proxy card or by going to the Internet site found on your proxy card.

Q.	Will anyone contact me?

A.

You may receive a call from [_____________], the proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

120 North Hale Street, Suite 200

Wheaton, Illinois 60187

Notice of Joint Special Meeting
of Shareholders
to Be Held on ___________, 2018

Innovator ETFs Trust II	(FORMERLY, ELKHORN ETF TRUST)

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)

___________, 2018

To the Shareholders of the above Funds:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust), a Massachusetts business trust (the “Trust”), on behalf of each series of the Trust (as identified above and on Appendix A to the enclosed Joint Proxy Statement, each a “Fund,” and collectively, the “Funds”), will be held in the offices of [____________________], on [_________], 2018, at [__] a.m., Central time, for the following purposes:

• Proposal 1:	To approve a new investment management agreement between the Trust and Innovator Capital Management, LLC (“Innovator”), as each Fund’s investment adviser, applicable to each series of the Trust.

• Proposal 2:	To approve an investment sub-advisory agreement among the Trust, Innovator and Penserra Capital Management LLC, as each Fund’s investment sub-adviser, applicable to each series of the Trust.

• Proposal 3:	To elect four (4) Trustees to the Board.

To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on [_________], 2018, are entitled to notice of and to vote at the Meeting.

The Board of Trustees unanimously recommends that shareholders vote FOR each proposal above.

All shareholders are cordially invited to attend the Meeting with respect to their Fund. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the number found on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, please go to the website found on your proxy card and follow the instructions, using your proxy card as a guide.

By Order of the Board of Trustees,

/s/ Benjamin T. Fulton
Benjamin T. Fulton Chairman of the Board of Trustees Chief Executive Officer and President of the Trust

Table of Contents

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT	3
Background and Reason for Vote	3
Information Concerning Innovator	4
Comparison of Original Investment Management Agreement and New Investment Management Agreement	4
Affiliated Brokerage and Other Fees	5
Shareholder Approval	5
PROPOSAL 2: APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT	6
Background and Reason for Vote	6
Information Concerning Penserra	6
Proposed Sub-Advisory Agreement	6
Affiliated Brokerage and Other Fees	7
Shareholder Approval	7
PROPOSAL 3: ELECTION OF TRUSTEES	10
Background and Reason for Vote	10
Share Ownership	13
Compensation	13
Board Leadership and Risk Oversight	13
Board Diversification and Trustee Qualifications	15
Attendance of Trustees at Annual Meetings	16
Independent Registered Public Accounting Firm	17
Audit and Related Fees	17
Audit Committee Pre-Approval Policies and Procedures	17
Shareholder Approval	17
ADDITIONAL INFORMATION	18
Principal Shareholders	18
Shareholder Proposals	18
Shareholder Communications	18
Expenses of Proxy Solicitation	18
Fiscal Year	18
Service Providers	18
Shareholder Report Delivery	18
General	19

1

Innovator ETFs Trust II
(formerly, Elkhorn ETF Trust)

120 North Hale Street, Suite 200

Wheaton, Illinois 60187

Joint Proxy Statement

___________, 2018

This Joint Proxy Statement is first being mailed to shareholders on or about ___________, 2018.

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee, a “Trustee” and collectively, the “Trustees”) of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Trust”), on behalf of each series of the Trust (as identified above and on Appendix A, each a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders of each Fund to be held in the offices of [____________________], on [_________], 2018, at [__] a.m., Central time (for each Fund, a “Meeting”), and at any and all adjournments, postponements or delays thereof.

Proposals

1.

To approve a new investment management agreement between the Trust and Innovator Capital Management, LLC (“Innovator” or the “Adviser”), as each Fund’s investment adviser, applicable to each series of the Trust.

2.	To approve an investment sub-advisory agreement among the Trust, Innovator and Penserra Capital Management LLC, as each Fund’s investment sub-adviser, applicable to each series of the Trust.

3.	To elect four (4) Trustees to the Board.

Voting Information

On the Proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the Funds’ new investment management agreement,

•	FOR the approval of the Funds’ investment sub-advisory agreement, and

•	FOR the election of four (4) Trustees to the Board of Trustees as described in this Joint Proxy Statement.

Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. A prior proxy can also be revoked by submitting a new proxy through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at a Meeting. Thirty percent of the shares of a Fund entitled to vote at that Fund’s Meeting or, in the case of the election of a Trustee, thirty percent of the shares of the Trust, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at a Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares before the Meeting. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the Proposals to be voted on by the shareholders of each Fund and the vote required for approval of the Proposals are set forth under the description of the Proposals below.

Shareholders of each Fund will vote separately on Proposals 1 and 2 relating to their Fund. Shareholders of the Funds will vote together on Proposal 3.

Note that the approval of Proposal 2 (relating to an investment sub-advisory agreement) for a Fund is contingent on the approval of Proposal 1 (relating to a new investment management agreement) for that Fund. The approval of Proposal 3 (relating to the election of new Trustees) is contingent on the approval of Proposal 1 with respect to at least one of the Funds. The approval of Proposal 1 is not contingent on the approval of the other Proposals.

Shares Outstanding

Those persons who were shareholders of record at the close of business on [_________], 2018 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each Fund that were issued and outstanding as of the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [_________], 2018.  This Joint Proxy Statement is available on the Internet at www. [_________].  The Funds’ most recent annual and semiannual reports are also available on the Internet at http://www.innovatoretfs.com. In addition, the Funds will furnish, without charge, copies of their most recent annual and semiannual reports to any shareholder upon request.  To request a copy, please write to Innovator ETFs Trust II, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, or call (___) _____.

You may call [(___) _______] for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

Background and Reason for Vote

Elkhorn Investments, LLC (“Elkhorn Investments”) served as each Fund’s investment adviser pursuant to an investment management agreement (the “Original Investment Management Agreement”) between Elkhorn Investments and the Trust that expired by its terms on March 31, 2018. The Board of Trustees (the “Board”) of Innovator ETFs Trust II (formerly, Elkhorn ETF Trust) (the “Trust”), including the Trustees who are not “interested persons” (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved an interim and proposed new investment management agreement (the “New Investment Management Agreement”) with Innovator to ensure the continued management of each Fund’s assets following the expiration the Original Investment Management Agreement.

In 2017, the Board initiated discussions with Elkhorn Investments regarding the amount and level of resources available to Elkhorn Investments for purposes of managing the Funds. In response, Elkhorn Investments advised the Board that it planned to enter into a strategic transaction, which would bring additional resources, and that it was in discussions with multiple parties. Subsequently, Elkhorn Investments advised the Board that it intended to enter into a transaction with Veracen L.P. (formerly, Turner Investment Holdings L.P.) (“Veracen”) pursuant to which Veracen would acquire a controlling interest of Elkhorn Investments, and Elkhorn Investments and Veracen presented the proposed transaction to the Board. On August 30, 2017, the parties announced the proposed transaction with an expected closing to occur in the fall of 2017. However, the closing of the transaction was delayed and, ultimately, it was determined that the closing was not expected to occur by March 31, 2018, the date the Original Investment Management Agreement expired by its terms. To avoid disruption of the Funds’ investment management program, the Board unanimously approved at the March 30, 2018 Board meeting an interim investment management agreement, effective as of April 1, 2018, between the Trust and Innovator Capital Management, LLC (“Innovator” or the “Adviser”) with respect to each Fund. The interim investment management agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim investment management agreement for up to 150 days while a fund seeks shareholder approval of a new investment management agreement, subject to certain conditions.

Many of the terms of the interim investment management agreement are the same as those of the Original Investment Management Agreement; however, there are, among other differences, differences in provisions relating to the effective date, the identity of the Adviser and, consistent with the requirements of Rule 15a-4, the duration of the interim investment management agreement. The interim investment management agreement went into effect with respect to each Fund as of April 1, 2018. If shareholder approval is not obtained for a Fund with respect to the New Investment Management Agreement, the interim investment management agreement will remain in effect (unless sooner terminated) until the earlier of shareholder approval or disapproval of the New Investment Management Agreement or 150 days following the expiration of the Original Investment Management Agreement, or August 28, 2018.

The form of the New Investment Management Agreement is attached hereto in Appendix I. The terms of the New Investment Management Agreement are substantially identical to the terms of the Original Investment Management Agreement with respect to services provided, and to be provided, by the Adviser. In addition, the advisory fees payable to the Adviser by each Fund under the New Investment Management Agreement are identical to the advisory fees payable under the Original Investment Management Agreement and the interim investment management agreement.

The 1940 Act requires that the New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At an April 10, 2018 in-person meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2 below), the Board unanimously approved a New Investment Management Agreement between Innovator and the Trust, on behalf of each Fund, and unanimously recommended its approval by shareholders.

In addition, as described below, there are no material differences between the Original Investment Management Agreement and the New Investment Management Agreement other than the identity of the Adviser. In this regard, the Original Investment Management Agreement and the New Investment Management Agreement contain the same terms, conditions and fee rates, and provide for the same management services.

Information Concerning Innovator

Innovator is a Delaware limited liability company located at 120 N. Hale Street, Suite 200, Wheaton, Illinois 60187. The Adviser is registered as an investment advisor with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2018, the Adviser directly managed $393 million across two exchange-traded funds that do not have similar investment objectives to the Funds. Messrs. H. Bruce Bond (President and Principal Executive Officer of the Trust, effective June 1, 2018) and John Southard (Vice President, Treasurer and Principal Financial Accounting Officer of the Trust, effective June 1, 2018) may be deemed to control the Adviser due to their ownership interests in and/or positions with the Adviser.

Additional Information. Certain information regarding the principal executive officers of the Adviser is set forth in Appendix D.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of the New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are identical to those of the Original Investment Management Agreement, except for the date of effectiveness and the identity of the Adviser. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for such Fund will expire on or about [__________], 2020, unless continued. The New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement. For purposes of the below comparison, the “Adviser” under the Original Investment Management Agreement is Elkhorn Investments and the “Adviser” under the New Investment Management Agreement is Innovator. For a more complete understanding of the New Investment Management Agreement, please refer to the form of the New Investment Management Agreement provided in Appendix I. The summary below is qualified in all respects by the terms and conditions of the form of New Investment Management Agreement.

Investment Management Services. The terms of the investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreement will be identical to those services provided by the Adviser to each Fund under the Original Investment Management Agreement. Both the Original Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by, and subject to the supervision of, the Fund’s Board.

Sub-Advisers. Both the Original Investment Management Agreement and the New Investment Management Agreement authorize the Adviser to retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of providing investment management services to the Funds. As discussed below in Proposal 2, the Adviser and the Trust are seeking shareholder approval for the retention of Penserra Capital Management LLC, as the sub-adviser to each Fund.

Brokerage. Both the Original Investment Management Agreement and New Investment Management Agreement authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Adviser.

Fees. Under both the Original Investment Management Agreement and New Investment Management Agreement, each Fund pays to the Adviser an investment management fee equal to the annual rate of the Fund’s average daily net assets as set forth on Appendix C. The investment management fee rate payable by each Fund to Innovator under the New Investment Management Agreement will be the same investment management fee rate payable to Elkhorn Investments under the Original Investment Management Agreement.

Limitation on Liability. The Original Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties thereunder.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on or about [_________], 2020, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any sub-adviser of such Fund.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Investment Management Agreement was approved by the Board with respect to each Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed in “Board Considerations” after Proposal 2 below. The Board also determined with respect to each Fund to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

Note that the approval of Proposal 1 for a Fund is not contingent on the approval of the other Proposals.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s New Investment Management Agreement.

PROPOSAL 2: APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT

Background and Reason for Vote

In connection with the retention of Innovator, the Board is proposing that shareholders of each Fund approve an investment sub-advisory agreement (the “Sub-Advisory Agreement”), a copy of which is attached hereto as Appendix J, to be entered into among the Trust, on behalf of each Fund, Innovator and Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). The Trust and Innovator wish to retain the services of Penserra as sub-adviser to manage each Fund’s assets under the supervision of the Adviser and the Board. The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix J.

Penserra currently serves as sub-adviser to each Fund pursuant to an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”) unanimously approved by the Board, on March 30, 2018, in reliance on Rule 15a-4 under the 1940 Act. With respect to services provided by Penserra to each Fund, the terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the proposed Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a duration no greater than 150 days. The compensation arrangement under the Interim Sub-Advisory Agreement is the same as under the proposed Sub-Advisory Agreement with respect to each Fund.

The 1940 Act requires that the proposed Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the April 10, 2018 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2), the Board unanimously approved, with respect to each Fund, the Sub-Advisory Agreement on behalf of such Fund and unanimously recommended its approval by shareholders of such Fund.

Information Concerning Penserra

Penserra is a New York limited liability company located at 140 Broadway, 26th Floor, New York, NY 10005. The Sub-Adviser is registered as an investment advisor with the SEC under the Advisers Act. As of March 31, 2018, the Sub-Adviser directly managed approximately $1.37 billion across [14] exchange-traded funds that do not have similar investment objectives to the Funds. Messrs. George Madrigal, Dustin Lewellyn and Anthony Castelli may be deemed to control the Sub-Adviser due to their ownership interests in and/or positions with the Sub-Adviser. Ernesto Tong, Penserra Financial Ventures and Penserra Securities LLC each own a minority interest in the Sub-Adviser.

Additional Information. Certain information regarding the principal executive officers of the Sub-Adviser is set forth in Appendix K.

Proposed Sub-Advisory Agreement

Sub-Advisory Services. Under the Sub-Advisory Agreement, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for each Fund’s investment portfolio, all on behalf of each Fund and subject to the supervision of the Board and the Adviser. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser will, among other things, monitor each Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of each Fund.

Brokerage. The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities for each Fund, unless otherwise provided by the Adviser.

Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the investment management fee it receives from each Fund. The rate of the sub-advisory fee payable by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement is equal to the annual rate of the Fund’s average daily net assets as set forth on Appendix L.

Payment of Expenses. Under the Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses incurred by it in connection with providing sub-advisory services under the agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Funds.

Limitation on Liability. The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for, and the Trust and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Adviser in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. If the shareholders of a Fund approve the Sub-Advisory Agreement for that Fund, the Sub-Advisory Agreement will expire on or about [_______], 2020, unless continued. Thereafter, the Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Sub-Advisory Agreement provides that it shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Sub-Advisory Agreement may also be terminated by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the material covenants of the Sub-Adviser under the agreement.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any sub-adviser of such Fund.

Shareholder Approval

To become effective with respect to a particular Fund, the Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The Sub-Advisory Agreement was approved by the Board with respect to each Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed below under “Board Considerations” immediately following this Proposal 2. The Board also determined to submit the Sub-Advisory Agreement for consideration by the shareholders of each Fund.

Note that the approval of Proposal 2 for a Fund is contingent on the approval of Proposal 1 for that Fund.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Sub-Advisory Agreement.

BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT AND THE SUB-ADVISORY AGREEMENT

At the meeting held on April 10, 2018, the Board and the Independent Trustees, voting separately, approved the New Investment Management Agreement and the Sub-Advisory Agreement with respect to each Fund.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the New Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees received materials in advance of Board meetings from Innovator and Penserra. The Independent Trustees also met with senior executives of Innovator and Penserra. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Innovator and Penserra. The Board applied its business judgment to determine whether the arrangements between the Trust and Innovator and Penserra are reasonable business arrangements from the applicable Fund’s perspective as well as from the perspective of shareholders.

The Board considered, among other things, the following information:

●

The Original Investment Management Agreement was scheduled to expire by its terms on March 31, 2018, and an interim and proposed New Investment Management Agreement with Innovator would ensure the continued management of each Fund’s assets following the expiration of the Original Investment Management Agreement.

●

The Adviser agreed to make payment on certain outstanding liabilities to Fund service providers, and the Adviser has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement, the Sub-Advisory Agreement and related agreements and all costs of this proxy solicitation. As a result, the Funds will bear no costs in obtaining shareholder approval of the New Investment Management Agreement and the Sub-Advisory Agreement.

●

The capabilities, reputation, resources, experience and personnel of the Adviser and the sub-adviser to provide the services pursuant to the terms of the New Investment Management Agreement and the Sub-Advisory Agreement.

●

The significant financial resources of the principals of the Adviser that the Adviser indicated would benefit the Funds by providing a more robust operational infrastructure and a dedicated team designed to grow the assets of each Fund.

●

The terms and conditions of the New Investment Management Agreement, including that each Fund’s contractual fee rate under the New Investment Management Agreement would remain the same, and that the Adviser would compensate the Sub-Adviser out of its fee.

Certain of these considerations are discussed below in more detail.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered the capabilities, reputation, experience, and resources of the Adviser, including its Principals. The Adviser’s founder also founded PowerShares in early 2003. As founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion. The Board also considered the capabilities, reputation, experience, and resources of Penserra, including in particular its trading capabilities.

In connection with the investment advisory services to be provided under the New Investment Management Agreement and the Sub-Advisory Agreement, the Board took into account discussions with representatives of Innovator and Penserra regarding the management of each Fund. The Board also considered the allocation of responsibilities between the Adviser and Penserra.

Investment Performance of the Funds.

The Board considered Innovator’s and Penserra’s investment philosophy and experience and their history in managing other ETFs, as they had only assumed management of the Funds on April 1, 2018. The Board also considered Fund performance information, which it had reviewed at regular quarterly meetings.

Costs of Services Provided and Profits Realized by the Adviser.

In evaluating the costs of the services to be provided by the Adviser under the New Investment Management Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change from the Original Investment Management Agreement. The Board noted that the New Investment Management Agreement is substantially identical to the Original Investment Management Agreement, including the fact that the fee rates under the agreements are identical. The Board also reviewed information comparing each Fund’s total expense ratio to the average and median expense ratios of Morningstar and Bloomberg categories. The Board noted that the unitary fee for the Innovator S&P High Quality Preferred ETF was lower than both the Morningstar and Bloomberg category averages and medians, and the unitary fee for the Innovator Lunt Low Vol/High Beta Tactical ETF was higher than the Morningstar category average and median, as well as the Bloomberg category median, but lower than the Bloomberg category average. The Board considered the Adviser’s explanation regarding the proprietary, alpha-seeking strategy of the Fund, developed by Lunt Capital Management LLC, and the higher than typical licensing fee.

With respect to the Adviser’s estimated profitability for managing the Funds, the Board noted that the Adviser will likely have little to no profitability in the first year or more, given the current asset levels of the Funds and as a result of satisfying certain outstanding liabilities of the Funds. With respect to the sub-advisory fees and Penserra’s profitability, the Board considered that the sub-advisory fee was negotiated between the Adviser and Penserra, an unaffiliated third party, and that the Adviser would compensate Penserra from its fees.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Board considered any potential economies of scale that may result from Innovator acting as the investment adviser to the Funds and Penserra serving as sub-adviser. The Board noted that any change in economies of scale would be speculative at present.

Other Benefits to the Adviser.

The Board considered the sub-adviser’s representation that it generally would not use its affiliated broker to effect transactions for the Funds, and that the Adviser would monitor the trading activity and any use of the affiliated broker by the sub-adviser. Based on their review, the Independent Trustees concluded that any indirect benefits to be received by the Adviser or Penserra as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination. After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it approved the New Investment Management Agreement and the Sub-Advisory Agreement each for an initial two-year term. No single factor was identified as determinative in the Board’s analysis or any Independent Trustee’s analysis.

PROPOSAL 3: ELECTION OF TRUSTEES

Background and Reason for Vote

The Board of Trustees oversees the management of the Funds, including general supervision of each Fund’s investment activities. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

To facilitate the transfer to Innovator, the Board considered a proposal to elect a new Board, composed of the same members as the Innovator ETFs Trust board of trustees: Mark Berg, H. Bruce Bond, Joe Stowell and Brian J. Wildman (together, the “Nominees”). The three “Independent Nominees” are Mark Berg, Joe Stowell and Brian J. Wildman. The “Interested Nominee” is H. Bruce Bond. Mr. Bond is deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an executive officer, principal and controlling owner of the Adviser, the Funds’ current investment adviser under the interim investment management agreement, and an officer of the Trust. The Nominees currently serve as independent trustees, and with respect to Mr. Bond, interested trustee, for the Innovator ETFs Trust, which together with the Trust comprises the Innovator Fund Complex (as defined below). Certain biographical and other information relating to the Nominees, including each of the Nominee’s name and age, their principal occupations during the past five years and certain of their other affiliations are set forth below.

The current Trustees will be succeeded by the Nominees if Proposal 3 is approved. Because each of the Funds is advised by the same investment adviser as another trust in the Innovator Fund Complex, the current Trustees believe it is more efficient and cost effective to have each trust board composed of the same trustees. If Proposal 3 is not approved by shareholders, then the current Trustees would continue to serve as Trustees and determine what action, if any, to take.

The 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. For example, in general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

It is intended that the enclosed proxy will be voted FOR the election of each Nominee, unless such authority has been withheld in the proxy.

Each Nominee will be elected for an indefinite term. Each Nominee has indicated a willingness to serve as a Trustee of the Board if elected. If any Nominee should not be available for election, the persons named as proxies may vote for other persons in their discretion. However, there is no reason to believe that any Nominee will be unavailable for election.

The following table includes certain important information regarding the Nominees, as well as the current officers and Trustees of the Trust.

Name, Business Address and Birth Year	Position(s) to Be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Nominees:

Independent Nominees

Mark Berg c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B. 1971	Trustee	N/A	President and Founding Principal of Timothy Financial Counsel Inc. (2001 – present)	[4]	Trustee of Innovator ETFs Trust (2017 – present)

Joe Stowell c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B. 1968	Trustee	N/A	Chief Operating Officer, Woodmen Valley Chapel (September 2015 – present); Executive Vice President and Chief Operating Officer, English Language Institute/China (2007 – 2015)	[4]	Board of Advisors, Westmont College; Trustee of Innovator ETFs Trust (2017 – present)

Brian J. Wildman c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B. 1968	Trustee	N/A

Executive Vice President, Consumer Banking (March 2016 – present), Chief Risk Officer (April 2013 – March 2016), Head of Wealth Management (2003 – 2013) and Head of Commercial Services (2010 – 2013), MB Financial Bank

				[4]	MB Financial Bank (2003 – present); Missionary Furlough Homes, Inc. (2008 – present); Trustee of Innovator ETFs Trust (2017 – present)

Interested Nominee

H. Bruce Bond(1) c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B. 1963	Interested Trustee; President and Principal Executive Officer (effective June 1, 2018)

Chief Executive Officer of Innovator Capital Management, LLC (May 2017 – present); formerly Chairman (2010 – 2013) and President and CEO (2006 – 2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 – 2006); formerly Chairman; PowerShares Fund Board (2002 – 2013)

				[4]	Interested Trustee of Innovator ETFs Trust (2017 – present)

Current Trustees:

Independent Trustee

Bruce Howard(2) 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B.: 1952	Trustee	• Indefinite term • Since inception

Advisory Board Member, Performance Trust Capital Partners LLC (2009 – present); Director/Tax Consultant, Tyndale House Publishers Inc. (1980 – present); Professor of Business & Economics, Wheaton College (1980 – present)

				N/A	None

Name, Business Address and Birth Year	Position(s) to Be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Gregory D. Bunch(2) 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B.: 1958	Trustee	• Indefinite term • Since inception	Adjunct Professor of Entrepreneurship, University of Chicago (2009 – present); President, Masterplan International Corporation (1998 – present); Co-Founder, Oration (2012 – 2013)	N/A	None

Jeffrey P. Helton(2) 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B.: 1959	Trustee	• Indefinite term • Since inception	Pastor, The People’s Church (2012 – present); Executive/Life Coach, WellSpring Coaching (2010 – present)	N/A	None

Interested Trustee

Benjamin T. Fulton(2)(3) 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B.: 1961	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since inception	Chief Executive Officer and President, Elkhorn Investments, LLC (2013 – present); Managing Director, Invesco PowerShares Capital Management LLC, (2005 – 2013)	N/A	None

(1)	Mr. Bond is deemed to be an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser and the Trust.
(2)	Messrs. Howard, Bunch, Helton and Fulton will be succeeded by the Nominees.
(3)

Mr. Fulton has been deemed to be an “interested person” of the Trust (as defined in the 1940 Act) because of his position as Chief Executive Officer and President of Elkhorn Investments, LLC (the Fund’s previous investment adviser) and the Trust.

Name, Business Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers:

Benjamin T. Fulton(1) c/o Innovator ETFs Trust II 120 North Hale Street Suite 200 Wheaton, IL 60187 Y.O.B.: 1961	Chief Executive Officer and President; Chairman of the Board of Trustees	• To serve until May 31, 2018 • Since inception	Chief Executive Officer and President, Elkhorn Investments, LLC (2013 – present); Managing Director, Invesco PowerShares Capital Management LLC (2005 – 2013)

Philip L. Ziesemer(1) c/o Innovator ETFs Trust II 120 North Hale Street Suite 200 Wheaton, IL 60187 Y.O.B.: 1963	Chief Financial Officer and Secretary	• To serve until May 31, 2018 • Since inception	Chief Financial Officer, Elkhorn Investments, LLC (2013 – present); Chief Financial Officer, Renegade Holdings (2009 – 2013)

James Nash(2) c/o Foreside Financial Group, LLC 10 High Street, Suite 302 Boston, MA 02110 Y.O.B.: 1976	Chief Compliance Officer and Anti-Money Laundering Officer	• Indefinite term • Since 2017

Foreside Fund Officer Services, LLC, (2016 – present); Fund Chief Compliance Officer; JPMorgan Chase & Co. (2014 – 2016); Senior Associate, Regulatory Administration Advisor; Linedata Services (2011 – 2014), Product Analyst

Name, Business Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

H. Bruce Bond(3) c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187 Y.O.B. 1963	President and Principal Executive Officer	• Indefinite term to commence on June 1, 2018

Chief Executive Officer of Innovator Capital Management, LLC (2017 to present); formerly Chairman (2010 – 2013) and President and CEO (2006 – 2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 – 2006); formerly Chairman; PowerShares Fund Board (2002 – 2013)

John W. Southard, Jr. (3) c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, IL 60187 Y.O.B.: 1969	Vice President, Treasurer and Principal Financial Accounting Officer	• Indefinite term to commence on June 1, 2018

Chief Investment Officer, Innovator Capital Management, LLC (2017 – present); Director and Co-Founder, T2 Capital Management, LLC (2010 – 2017); formerly Managing Director, Portfolio Manager and Manager, Invesco PowerShares Capital Management LLC, Managing Director, Principal Financial Officer, Vice President and Treasurer, PowerShares Funds (2002-2009)

(1)	Messrs. Fulton and Ziesemer will serve in their respective capacities as officers of the Trust through May 31, 2018.
(2)	Mr. Nash is an employee of Foreside Fund Officer Services, LLC, a wholly owned subsidiary of the Fund’s principal underwriter.
(3)	Messrs. Bond and Southard will commence serving in their respective capacities as officers of the Trust on June 1, 2018.

Share Ownership

As of the Record Date, the Trustees, Nominees and officers of the Funds as a group owned an aggregate of less than 1% of the outstanding shares of each Fund. As of the Record Date, none of the Nominees or their immediate family members owned beneficially or of record any securities of the Adviser or its affiliates.

Mr. Berg does, however, have a $120,000 passive limited partner equity interest in a real estate fund managed by an adviser controlled by Jeffrey Brown (a minority owner of the Adviser) and in which John Southard (a control person of the Adviser) holds a passive ownership interest. The current Independent Trustees concluded that based on the information provided to them at their April meeting, these business relationships were not significant to the respective overall business activities of Messrs. Berg, Southard, and Brown, and would not be likely to have a material impact on their net worth. Moreover, the Board was informed that Mr. Berg’s investments are treated on the same terms as other investors in the real estate fund or the limited liability company. Accordingly, the current Independent Trustees concluded that, based on the information available to them, Mr. Berg could serve as an Independent Trustee if elected by shareholders. None of the Nominees beneficially owned shares of the Funds as of March 31, 2018.

Compensation

Each Independent Trustee is paid a fixed annual retainer of $10,000 per year. Through March 31, 2018, the fixed annual retainer was allocated pro rata among each fund advised by Elkhorn Investments based on net assets and from April 1, 2018, will be allocated pro rata among each fund advised by Innovator (collectively, the “Innovator Fund Complex”) based on net assets. Independent Trustees are also reimbursed by the investment companies in the Innovator Fund Complex for travel and out of pocket expenses incurred in connection with all meetings. The Trust does not have a retirement or pension plan.

Information relating to the amount of compensation paid by the Funds to the current Trustees is available in each Fund’s statement of additional information and is provided in Appendix F. The Nominees do not currently serve as a Trustee of the Trust and therefore have not yet received any compensation from the Trust.

Board Leadership and Risk Oversight

The Board oversees the operations and management of the Funds, including the duties performed for the Funds by the Adviser. None of the Trustees who are not “interested persons” of the Trust or the Nominees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, the Adviser or its affiliates (other than the service of each Nominee as a Trustee of the Innovator ETFs Trust).

The Board oversees the services performed for the Funds under the interim investment management agreement between the Trust, on behalf of each Fund, and the Adviser. The Trustees approve policies for the Funds, choose the Trust’s officers and hire the Funds’ investment advisers, sub-advisers and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The applicable provisions regarding the management of the Funds, as outlined above, in the New Investment Management Agreement are identical to those in the Original Investment Management Agreement.

The Board is currently comprised of three Independent Trustees, Bruce Howard, Gregory Bunch and Jeffrey Helton, and one Interested Trustee, Mr. Fulton.

Annually, the Board reviews its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the fund complex as a whole.

The Board has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board. Messrs. Bunch, Helton and Howard are members of the Nominating and Governance Committee. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Fund should mail such recommendation to Trust Secretary, at the Trust’s address, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (as defined below); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. During the last fiscal year, the Nominating and Governance Committee met _______.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board). Messrs. Bunch, Helton and Howard serve on the Audit Committee. During the last fiscal year, the Audit Committee met _____ times.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of each Fund. The Board has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).

James Nash of Foreside Fund Officer Services, LLC (“Foreside Officer Services”) serves as CCO of the Trust. In a joint effort between the Trust and Foreside Officer Services to ensure the Trust complies with Rule 38a-1 under the 1940 Act, Foreside Officer Services has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, Foreside Officer Services designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Nash currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance, as well as information related to the Adviser and its operations and processes. The Board reviews reports on each Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds and the service providers’ compliance programs. In addition, the Independent Trustees meet privately with the CCO at least annually and as circumstances warrant (typically at least quarterly). The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by a Fund, its service providers, or issuers of the securities in which a Fund invests to reduce cyber security risks will succeed, and a Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect a Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations.

The composition of the Trust’s committees and overall governance structure of the Trust is determined by the Board.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, any sub-adviser, underwriters or other service providers, including any affiliates of these entities.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Below is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board.

References to the experiences, qualifications, attributes and skills of the Nominees described below are pursuant to requirements of the SEC, do not constitute holding out the Board, any Trustee or the Nominees as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Nominees

Mark Berg, CFP®. As President and Founding Principal of Timothy Financial Counsel Inc., Mark’s primary role is the leadership and management of the firm. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. He holds a BA in Economics from Wheaton College and is a CERTIFIED FINANCIAL PLANNER™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.

Joe Stowell. Joe Stowell is currently the COO of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi - campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President / COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Mr. Stowell traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York, and Tokyo.

Brian J. Wildman. Brian Wildman is Executive Vice President, Consumer Banking of MB Financial Bank (Bank), a position he has held since March 2016. Mr. Wildman is also a director of the Bank. From April 2013 to March 2016, Mr. Wildman was responsible for Risk Management and was the Chief Risk Officer. Prior to April 2013, Mr. Wildman was responsible for the Bank's Wealth Management and Commercial Services groups. Prior to joining the Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman is a member of the Board of Trustees of Missionary Furlough Homes, Inc.

Interested Nominee

H. Bruce Bond. Bruce Bond is the Chief Executive Officer of the Adviser, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Attendance of Trustees at Annual Meetings

The Trust does not hold annual meetings and therefore does not have a policy with respect to the Trustees’ attendance at such meetings.

Independent Registered Public Accounting Firm

Grant Thornton LLP, 171 N. Clark St., Suite 200, Chicago, IL 60601, an independent registered public accounting firm (“Grant Thornton”), has been selected as auditors for the Trust. In addition to audit services, Grant Thornton may provide assistance on accounting and tax and related matters.

Grant Thornton has informed each Fund that it has no direct or indirect material financial interest in the Funds or Innovator.

Audit and Related Fees

The tables set forth in Appendix G provide the aggregate fees billed during each Fund’s last two fiscal years by the Funds’ independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by or under common control with the Adviser that provide ongoing services to each Fund.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Grant Thornton. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures.

Shareholder Approval

The affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Nominees. For purposes of determining the approval of the proposal to elect the Nominees, abstentions and broker non-votes will have no effect.

Note that the approval of Proposal 3 is contingent on the approval of Proposal 1 with respect to at least one of the Funds.

The Board unanimously recommends that shareholders vote FOR the election of each Nominee.

 ADDITIONAL INFORMATION

Principal Shareholders

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix H.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund must submit their proposals in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and should send their written proposal to such Fund at 120 North Hale Street, Suite 200, Wheaton, Illinois 60187. Proposals must be received a reasonable time before the Fund begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of the Secretary to the Trust. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Board of the Trust for further distribution as deemed appropriate by such person.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Adviser. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. The Adviser has engaged [__________] to assist in the solicitation of proxies at an estimated cost of $[_____] per Fund plus reasonable expenses, which costs will be borne by the Adviser.

Fiscal Year

The fiscal year-end for Elkhorn S&P High Quality Preferred ETF is March 31. The fiscal year-end for Elkhorn Lunt Low Vol/High Beta Tactical ETF is September 30.

Service Providers

The Bank of New York Mellon (“BNYM”), located at 101 Barclay Street, 13E, New York, New York 10286, serves as the Funds’ administrator and provides administrative, valuation and computation services. The custodian of the Funds’ assets is BNYM, 2 Hanson Place, Brooklyn, New York 11217. The custodian performs custodial, fund accounting and portfolio accounting services. The Funds’ transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Foreside Fund Services, LLC, whose principal address is Three Canal Plaza, Suite 100, Portland, ME 0410, serves as the distributor of the Funds.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semiannual report as available upon request. Such written or oral requests should be directed to such Fund at Innovator ETFs Trust II, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, or by calling (___) _____. The Funds’ most recent annual and semiannual reports are also available on the Internet at http://www.innovatoretfs.com.

Please note that only one annual report, semiannual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semiannual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

The Meeting may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, if a quorum is not present with respect to such matter; the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

PLEASE VOTE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD.

Benjamin T. Fulton Chairman of the Board of Trustees Chief Executive Officer and President of the Trust

__________, 2018

Appendix A

Shareholder Information

Number of Shares Outstanding as of _________________, 2018

Fund	Shares Outstanding

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)	_____________
Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)	_____________

A-1

Appendix B

Dates Relating to Original Investment Management Agreement

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved for Continuance by Board

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)	October 5, 2016	October 20, 2016	N/A

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)	May 17, 2016	May 24, 2016	N/A

B-1

Appendix C

Investment Management Fee Information

Fund	Annual Fee (as a percentage of net assets)[1]	Approximate Net Assets as of _____________	Fees Paid to the Previous Adviser During Last Fiscal Year[2]

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)	0.49%	$	$
Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)	0.47%	$	$

[1]

Each Fund pays the Adviser an annual management fee. Out of the management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

[2]	The fees paid to Elkhorn Investments, LLC, the Funds’ previous investment adviser, during the last fiscal year as set forth herein are less the expenses referred to above.

C-1

Appendix D

Information Regarding Principal Executive Officers of the Adviser

Innovator Capital Management, LLC
Innovator Capital Management, LLC is the investment adviser to each of the Funds.

Principal Executive Officers
Name	Address	Principal Occupation/ Nature of Interest
H. Bruce Bond	c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187	Manager and Chief Executive Officer

John Southard	c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187	Manager and Chief Investment Officer

Michael Wiederholt	c/o Innovator ETFs Trust II 120 N. Hale Street Suite 200 Wheaton, Illinois 60187	Chief Compliance Officer

D-1

Appendix E

Share Ownership

I.	Dollar Range of Equity Securities of the Funds

The following table lists the dollar range of equity securities beneficially owned by each Trustee/Nominee in each Fund and in all of funds comprising the Innovator Fund Complex as of _____________, 2018. The information as to beneficial ownership is based on statements furnished by each Trustee/Nominee.

	Independent Trustees/Nominees	Interested Trustee/Interested Nominee
Fund

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)	None	None

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)	Note	None

Other funds in the Innovator Fund Complex:
Innovator IBD® 50 ETF	None	None
Innovator IBD® ETF Leaders ETF	Note	None
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies	None	None

II.	Share Ownership of Investment Adviser or Principal Underwriter

None of the Trustees nor the Nominees own beneficially or of record any securities in the investment adviser or principal underwriter to the Funds.

E-1

Appendix F

Trustee Compensation

The Trustees received the compensation set forth in the following table for serving as Trustees during fiscal year 2017.

	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued	Estimated Retirement Benefits Accrued	Total Compensation From the Fund Complex

Bruce Howard	$10,000	None	None	$10,000

Gregory D. Bunch	$10,000	None	None	$10,000

Jeffrey P. Helton	$10,000	None	None	$10,000

Benjamin T. Fulton	$0	None	None	$0

(*)          Bruce Howard, Gregory D. Bunch, Jeffrey P. Helton and Benjamin T. Fulton will be succeeded by the Nominees.

Mark Berg, H. Bruce Bond, Joe Stowell and Brian J. Wildman, the Nominees, did not serve on the Board during the Trust’s most recent fiscal year and thus did not receive compensation.

F-1

Appendix G

Auditor Information

The Trust has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit fees” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$_______	$_______
Audit Related Fees	$_______	$_______
Tax Fees	$_______	$_______
All Other Fees	$_______	$_______

The percentage of “audit-related services”, “tax services” and “all other services” that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit Related Fees	$_______	$_______
Tax Fees	$_______	$_______
All Other Fees	$_______	$_______

All of the principal accountant’s hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Innovator ETFs Trust II (formerly, Elkhorn ETF Trust)	$__	$__
Elkhorn Investments, LLC	$__	$__

G-1

Appendix H

Principal Holders Information

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of ___________________, 2018:

Fund	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)

H-1

Appendix I

Form of New Investment Management Agreement

Investment Management Agreement

Investment Management Agreement made this _______ day of _____, 2018, by and between Innovator ETFs Trust II, a Massachusetts business trust (the “Trust”), and Innovator Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open‑end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

W i t n e s s e t h:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.     The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the 1940 Act, Declaration of Trust, By-laws of the Trust and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.     The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3.     For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4.     During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the fee payment under this Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

5.     The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

6.     The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a)     will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)     will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)     will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

(d)     will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

7.     Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

8.     The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.     Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief upon which the respective Fund may rely), the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to any sub-adviser, the portion of portfolio assets of the Trust that the sub-adviser shall manage and the fees to be paid to the sub-adviser pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required including after taking into account any exemptive order, no-action assurances or other relief upon which the respective Fund may rely. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.     The Trust acknowledges that the Adviser intends in the future to act as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11.     This Agreement, with respect to each Fund, was initially approved, and is effective, provided it was approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the termination date set forth in the attached Schedule A, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Trust or by the Adviser upon sixty (60) days’ written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

The obligations of the Adviser to pay the expenses of each Fund of the Trust which are incurred during the term of this Agreement pursuant to Section 9 of this Agreement shall survive the termination of this Agreement.

12.     This Agreement may be amended or modified only by a written instrument executed by both parties.

13.     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14.     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15.     All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16.     This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

Innovator ETFs Trust II

By
Name:
Title:

Attest:
Name:
Title:

Innovator Capital Management, LLC

By
Name:
Title

Attest:
Name:
Title:

Schedule A

(As of _______, 2018)

Funds

Series	Annual Rate of Average Daily Net Assets	Initial Board Approval Date	Shareholder Approval Date	Initial Effective Date	Termination Date

Innovator S&P High Quality Preferred ETF	0.47%	April 10, 2018	________, 2018	________, 2018	________, 2020

Innovator Lunt Low Vol/High Beta Tactical ETF	0.49%	April 10, 2018	________, 2018	________, 2018	________, 2020

Appendix J

Form of Investment Sub-Advisory Agreement

Investment Sub-Advisory Agreement

Investment Sub-Advisory Agreement (this “Agreement”) made this [       ] day of [                 ], 2018, by and among Innovator ETFs Trust II, a Massachusetts business trust (the “Trust”), Innovator Capital Management, LLC, a Delaware limited liability company (the “Adviser”), and Penserra Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open‑end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in series as set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a “Fund,” and collectively as the “Funds”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Funds pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services for the Funds’ investment portfolios upon the terms and conditions hereafter set forth:

W i t n e s s e t h:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and among the parties hereto as follows:

1.     Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Funds or the Adviser in any way, nor otherwise be deemed an agent of the Trust, the Funds or the Adviser.

2.     Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”) and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of, each Fund, and furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of securities for each Fund’s investment portfolio, all on behalf of such Fund and as described in the Fund’s currently effective registration statement on Form N-1A as the same and such investment policies applicable to the Sub-Adviser’s portion of the Fund’s portfolio described therein may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Funds, (b) monitor the Funds’ investments, (c) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Trust or the Adviser to the Sub-Adviser, and the stated investment objectives, policies and restrictions of each Fund as such objectives, policies and restrictions may subsequently be changed by the Board of Trustees and communicated by the applicable Fund or the Adviser to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio assets held by each Fund as requested by the Adviser or the Fund. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of each Fund applicable to the portion of the portfolio allocated to the Sub-Adviser and to consult with each other regarding the investment affairs of the Fund. The Trust or the Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust and By-laws, each Fund’s prospectus and statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Unless otherwise provided by the Adviser, the Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of a Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or a Fund, or be in breach of any obligation owing to the Trust or a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion.

In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the applicable Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund and the Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

Each Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of such Fund’s portfolio transactions provided herein. Such policies and procedures and any amendments thereto will be communicated by the Adviser to the Sub-Adviser. The Adviser shall provide reasonable advance notice to the Sub-Adviser of such policies and procedures and any amendments thereto.

The Sub-Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser, the Sub-Adviser or any affiliated person of any of the Trust, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)     will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b)     will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and comply in all material respects with all policies and procedures adopted by the Board of Trustees for each Fund and communicated to the Sub-Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)     will report regularly to the Adviser and to the Board of Trustees (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Board of Trustees; and

(d)     will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Adviser and the Board of Trustees such periodic and special reports as the Adviser or the Board of Trustees may reasonably request. The Sub-Adviser further agrees that all records which it maintains for each Fund are the property of such Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or such Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the applicable Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or other applicable law.

3.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Funds.

4.     Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, no-action assurances or other relief upon which the respective Fund may rely) and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to a Fund. In addition, the Adviser may adjust from time to time the duties delegated to the Sub-Adviser, the portion of portfolio assets of a Fund that the Sub-Adviser shall manage and the fees to be paid to the Sub-Adviser in accordance with this Agreement, subject to the approvals set forth in Section 15 of the 1940 Act if required including after taking into account any exemptive order, no-action assurances or other relief upon which the respective Fund may rely. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the applicable Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder with respect to such Fund.

5.     Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser in arrears at the end of each calendar month, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the “Sub-Advisory Fee”) equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively.

6.     Custodian. The assets subject to this Agreement shall be held by the custodian of the Funds (“Custodian”) or by a central depository selected by the Custodian. In no event shall the Sub-Adviser have the power or authority to take custody or possession of any assets of the Funds. The Sub-Adviser is authorized to give instructions to the current or any successor Custodian with respect to all investment decisions regarding such assets. The Sub-Adviser will promptly notify the Custodian of all securities transactions for each Fund and will cooperate with the Custodian in supplying all reasonable information required by the Custodian. All transactions will be consummated by payment or delivery to the Custodian of all cash or securities due to or from the Funds. In the event that any cash or securities are delivered to the Sub-Adviser, the Sub-Adviser will promptly deliver the same over to the Custodian. The Sub-Adviser will instruct all brokers executing orders on behalf of the Funds to forward to the Custodian copies of all brokerage confirmations promptly after execution of each transaction. The Funds will not change the Custodian without giving the Sub-Adviser reasonable prior notice of their intention to do so together with the name of, and other relevant information with respect to, the new Custodian.

7.           Services to Others. The Trust and the Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of a Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

8.            Representations and Warranties of the Parties.

(a)     The Sub-Adviser represents and warrants to the Adviser as follows:

(i)        The Sub-Adviser is a registered investment adviser under the Advisers Act;

(ii)     The Form ADV that the Sub-Adviser has previously provided to the Adviser is a true and complete copy of the form as currently filed with the Commission, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV; and

(iii)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(b)     The Adviser represents and warrants to the Sub-Adviser that it is a registered investment adviser under the Advisers Act.

9.          Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by a Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.      Term; Termination. With respect to each Fund, this Agreement shall become effective on the date provided in Schedule A for such Fund (the “Effective Date”) provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary following the date of its effectiveness as set forth in the attached Schedule A unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the respective Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund, the Sub-Adviser may continue to serve in such capacity for such Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated on behalf of a Fund by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty. This Agreement may be terminated on behalf of a Fund at any time without the payment of any penalty by the Adviser, the Board of Trustees, or by vote of a majority of the outstanding voting securities of such Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the material covenants of the Sub-Adviser set forth herein. Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the applicable Fund, subject to applicable law. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

11.     Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by a Fund or the Adviser. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Funds to enable the Funds to fulfill their obligations under Rule 38a-1 under the 1940 Act.

12.     Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or a Fund:	If to the Sub-Adviser:

[ ]	[ ]

13.     Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein, a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Funds by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trust’s trustees, officers or shareholders individually but the obligations imposed upon the Trust or a Fund by this Agreement are binding only upon the assets and property of such Fund, and persons dealing with the Trust or a Fund must look solely to the assets of that Fund for the enforcement of any claims.

14.     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.     Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

16.     Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

17.     Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform its obligations under this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Funds.

18.     Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 5 are not severable.

19.     Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

In Witness Whereof, the Trust, the Adviser and the Sub-Adviser each have caused this Agreement to be executed as of the day and year first above written.

Innovator ETFs Trust II

By
Name:
Title:

Attest:
Name:
Title:

Innovator Capital Management, LLC

By
			Name:	Bruce Bond
			Title:	Chief Executive Officer

Attest:
Name:
Title:

Penserra Capital Management LLC

By
			Name:	[ ]
			Title:	[ ]

Attest:
Name:
Title:

Schedule A

(As of [              ], 2018)

Funds

Series	Annual Rate of Average Daily Net Assets	Effective Date	Two-Year Anniversary of Effectiveness

Innovator S&P High Quality Preferred ETF	[ ] %	[ ], 2018	[ ], 2020

Innovator Lunt Low Vol/High Beta Tactical ETF	[ ] %	[ ], 2018	[ ], 2020

Appendix K

Information Regarding Principal Executive Officers of the Sub-Adviser

Penserra Capital Management LLC
Penserra Capital Management LLC is the investment sub-adviser to each of the Funds.

Principal Executive Officers
Name	Address	Principal Occupation/ Nature of Interest
George Madrigal	[140 Broadway, 26th Floor New York, NY 10005]	President and Chief Executive Officer

Dustin Lewellyn	[140 Broadway, 26th Floor New York, NY 10005]	Chief Investment Officer

Anthony Castelli	140 Broadway, 26th Floor New York, NY 10005	Chief Compliance Officer and Risk Manager

K-1

Appendix L

Sub-Advisory Fee Information

Fund	Percentage of Advisory Fee Paid to Sub-Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year

Innovator Lunt Low Vol/High Beta Tactical ETF (formerly, Elkhorn Lunt Low Vol/High Beta Tactical ETF)		0

Innovator S&P High Quality Preferred ETF (formerly, Elkhorn S&P High Quality Preferred ETF)		0

L-1

PROXY INNOVATOR ETFS TRUST II PROXY

INNOVATOR S&P HIGH QUALITY PREFERRED ETF

The undersigned shareholder(s), revoking any prior proxies, hereby appoint(s) H. Bruce Bond or John Southard, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held the offices of Innovator Capital Management, LLC, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, on [day], [________], 2018, at [____] a.m. Central time, and at any or all adjournments or postponements thereof.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy will be voted as specified. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal. In their discretion, the above-named proxies are authorized to vote as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: **Your signature is required for your vote to be counted.** Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____
Signature (if held jointly)

____
Date

PLEASE VOTE VIA TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call [__________] toll-free at: [___________] to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday [____] AM to [____] PM (EST).

OR

2. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 to ensure that your vote is received and registered in time for the meeting on [_________], 2018.

Innovator S P Proxy Ballot

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW

3. To elect four (4) Trustees to the Board of Trustees for the Trust.	FOR	WITHHOLD
(1) Mark Berg	☐	☐
(2) H. Bruce Bond	☐	☐
(3) Joe Stowell	☐	☐
(4) Brain J. Wildman	☐	☐

You may have received more than one proxy card due to multiple investments in the series of the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: [_______________]

PROXY INNOVATOR ETFS TRUST II PROXY

INNOVATOR LUNT LOW VOL/HIGH BETA TACTICAL ETF

The undersigned shareholder(s), revoking any prior proxies, hereby appoint(s) H. Bruce Bond or John Southard, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund"), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the "Meeting") to be held the offices of Innovator Capital Management, LLC, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187, on [day], [________], 2018, at [_____] a.m. Central time, and at any or all adjournments or postponements thereof.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy will be voted as specified. If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal. In their discretion, the above-named proxies are authorized to vote as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: **Your signature is required for your vote to be counted.** Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

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Signature(s) (Title(s), if applicable)

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Signature (if held jointly)

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Date

PLEASE VOTE VIA TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call [__________] toll-free at: [___________] to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday [____] AM to [____] PM (EST).

OR

2. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 to ensure that your vote is received and registered in time for the meeting on [_________], 2018.

Innovator Lunt Proxy Ballot

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW

3. To elect four (4) Trustees to the Board of Trustees for the Trust.	FOR	WITHHOLD
(1) Mark Berg	☐	☐
(2) H. Bruce Bond	☐	☐
(3) Joe Stowell	☐	☐
(4) Brain J. Wildman	☐	☐

You may have received more than one proxy card due to multiple investments in the series of the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: [_______________]

Innovator Lunt Proxy Ballot

CHAPMAN AND CUTLER LLP

111 WEST MONROE STREET

CHICAGO, IL 60603

April 26, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:               Innovator ETFs Trust II (the “Trust)

To the Commission:

On behalf of the above Trust, with respect to its series, Innovator Lunt Low Vol/High Beta Tactical ETF and Innovator S&P High Quality Preferred ETF (each a “Fund,” and collectively the “Funds”), electronically transmitted herewith pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 are the preliminary proxy statement, form of proxy and other soliciting materials for the Funds. Please contact the undersigned at (312) 845-3273 (walter_draney@chapman.com) with any questions or comments regarding this filing.

Very truly yours,

CHAPMAN AND CUTLER LLP

By:	/s/ Walter Draney
Walter Draney